EXHIBIT 23.2
                                                                   ------------


                  CONSENT OF VEDDER, PRICE, KAUFMAN & KAMMHOLZ


The Board of Directors
MAF Bancorp, Inc.:

            We hereby consent to the incorporation by reference in the Form S-4 of MAF Bancorp, Inc., as amended by this Post-Effective Amendment No. 1 on Form S-8, of our legal opinion dated November 2, 1998.


                                       /s/ VEDDER, PRICE, KAUFMAN & KAMMHOLZ


Chicago, Illinois
January 15, 1999